SECURITIES AND EXCHANGE COMMISSION
                                    Washington, D.C.  20549

                                           FORM 8-K

                                        CURRENT REPORT

                            Pursuant to Section 13 or 15(d) of the
                                Securities Exchange Act of 1934


Date of Report (date of earliest event reported): April 15, 1998


                           ASSOCIATES HOME EQUITY LOAN TRUST 1998-1
                    (Exact name of registrant as specified in its charter)



              Texas                      333-3964904           75-2751093
(State or Other Jurisdiction             (Commission       (I.R.S. Employer
        of Incorporation)                 File Number)     Identification No.)

Associates Home Equity Receivables Corporation
250 East Carpenter Freeway
Irving, TX 75062
(Address of Principal Executive Offices)



Registrant's telephone number, including area code:             (972) 652-4000

Item 5.         Other Events

     On April 15, 1998, the Principal and Interest collected during the preceding calendar month, net of certain adjustments as provided for in the Pooling and Servicing Agreement dated as of March 1, 1998 (the "Agreement"), between Associates Home Equity Receivables Corp., as Seller and Associates
Home Equity Services, Inc., as Servicer, and The First National Bank of Chicago, as Trustee (the "Trustee"), were distributed to holders ("Certificateholders") of certificates representing undivided fractional interests in Associates Home Equity Loan Trust 1988-1. In accordance with the Agreement, the Servicer's Certificate, as defined in the Agreement, was furnished to the Trustee for the benefit of the Certificateholders and the Trustee's Statement was distributed by the Trustee to the Certificateholders. A copy of the Servicer's Certificate and the Trustee's Statement is being filed as Exhibit 20.1 and 20.2, respectively to this Current Report on Form 8-K.

                A.      Monthly Report Information:
                        Aggregate distribution information for the current distribution date April 15, 1998.

                Principal       Interest               Ending Balance

                See Exhibit 1.

                B. No delinquency in payment under the Certificate Guaranty Insurance Policy has occurred.

                C.      Have any deficiencies occurred?   NO.
                        Date:
                        Amount:

                D.      Were any amounts paid or are any amounts payable under
                        the Certificate Guaranty Insurance Policy?   NO
                        Amount:

                E.      Are there any developments with respect to the
                        Certificate Insurance Guaranty Policy?         NONE.

                F.      Item 1: Legal Proceedings:             NONE

                G.      Item 2: Changes in Securities:         NONE

                H Item 4: Submission of Matters to a Vote of Certificatholders: NONE

                I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

         Exhibit No.

                1.      Monthly Servicer Certificate dated April 15, 1998.

ASSOCIATES HOME EQUITY SERVICES
MONTHLY SERVICING REPORT - 1998-1
                     Mar-98

                                      Pass Through    Original        Ending
                                          Rate         Balance     Pool Factor

                            Class A-1        6.620%   86,440,000         0.8292
                            Class A-2        6.390%   13,501,000         1.0000
                            Class A-3        6.380%   57,029,000         1.0000
                            Class A-4        6.770%   21,542,000         1.0000
                            Class A-5        6.640%   23,489,000         1.0000
                            Class M-1        7.080%   12,919,000         1.0000
                            Class M-2        7.310%   11,157,000         1.0000
                            Class B          7.850%    8,808,000         1.0000
                                             6.668%  234,885,000         0.9421

PRINCIPAL                    Loan
                            Count      Class A-1      Class A-2     Class A-3
Original Pool Balance       3,492    86,440,000.00   13501000.00    57029000.00

Beginning Certificate Balance        81,251,919.51   13501000.00    57029000.00
Beginning Pool Factor                    0.9399806     1.0000000      1.0000000

Beginning Principal Balance 3,414    81,503,717.92   13501000.00    57029000.00

Principal Collected             0      $439,641.82         $0.00          $0.00
Principal Payments in Full    105       8478205.62          0.00           0.00
Liquidation Proceeds            0            $0.00         $0.00          $0.00
Contract Repurchases            0            $0.00         $0.00          $0.00
Defaulted Contracts            (4) *  ($243,094.83)        $0.00          $0.00
Substitute Adjustment Amount                 $0.00         $0.00          $0.00
Ending Principal Balance    3,313    72,828,965.31   13501000.00    57029000.00

Ending Certificate Balance           71,674,522.90   13501000.00    57029000.00
Ending Pool Factor                       0.8291824     1.0000000      1.0000000

                                       Class M-1      Class M-2      Class B
Original Pool Balance                12,919,000.00   11157000.00     8808000.00

Beginning Certificate Balance        12,919,000.00   11157000.00     8808000.00
Beginning Pool Factor                    1.0000000     1.0000000      1.0000000

Beginning Pool Balance               12,919,000.00   11157000.00     8808000.00

Principal Collected                          $0.00         $0.00          $0.00
Principal Payments in Full                   $0.00         $0.00          $0.00
Liquidation Proceeds                         $0.00         $0.00          $0.00
Contract Repurchases                         $0.00         $0.00          $0.00
Defaulted Contracts                          $0.00         $0.00          $0.00
Substitute Adjustment Amount                 $0.00         $0.00          $0.00
Ending Principal Balance             12,919,000.00   11157000.00     8808000.00

Ending Certificate Balance           12,919,000.00   11157000.00     8808000.00
Ending Pool Factor                       1.0000000     1.0000000      1.0000000
*These accounts were represented as defaulted in error in February 1998.
 They have been corrected to reflect payments in full.
                                       Class A-4      Class A-5       Total
Original Pool Balance                  21542000.00   23489000.00   234885000.00

Beginning Certificate Balance          21542000.00   23489000.00   229696919.51
Beginning Pool Factor                    1.0000000     1.0000000      1.0000000

Beginning Principal Balance            21542000.00   23489000.00   229948717.92

Principal Collected                          $0.00         $0.00    $439,641.82
Principal Payments in Full                    0.00          0.00  $8,478,205.62
Liquidation Proceeds                         $0.00         $0.00          $0.00
Contract Repurchases                         $0.00         $0.00          $0.00
Defaulted Contracts                          $0.00         $0.00   ($243,094.83)
Substitute Adjustment Amount                 $0.00         $0.00          $0.00
Ending Principal Balance               21542000.00   23489000.00   221273965.31

Ending Certificate Balance             21542000.00   23489000.00   220119522.90
Ending Pool Factor                       1.0000000     1.0000000      0.9420523


INTEREST
                                       Class A-1      Class A-2     Class A-3
Interest Distribution Required Amount   448,239.76     71,892.83     303,204.18
Unpaid Interest Shortfall                     0.00          0.00           0.00
Total Interest Distribution            $448,239.76    $71,892.83    $303,204.18

Collected Interest Amount              $747,799.38   $116,798.23    $493,362.46
Excess Interest to Principal           $299,559.62    $44,905.40    $190,158.28


                                       Class M-1      Class M-2      Class B
Interest Distribution Amount             76,222.10     67,964.73      57,619.00
Unpaid Interest Shortfall                     0.00          0.00           0.00
Total Interest Distribution             $76,222.10    $67,964.73     $57,619.00

Collected Interest Amount              $111,763.31    $96,520.10     $76,198.72
Excess Interest for O/C                 $35,541.21    $28,555.37     $18,579.72


                                       Class A-4      Class A-5       Total
Interest Distribution Required Amount   121,532.78    129,972.47   1,276,647.85
Unpaid Interest Shortfall                     0.00          0.00           0.00
Total Interest Distribution            $121,532.78   $129,972.47  $1,276,647.85

Collected Interest Amount              $186,361.57   $203,205.22  $2,032,008.99
Excess Interest to Principal            $64,828.79    $73,232.75    $755,361.14

DISTRIBUTIONS
                                       Class A-1      Class A-2     Class A-3
Principal Distribution Amount         8,674,752.61         $0.00          $0.00
Extra Principal Distribution (O/C)      902,644.00          0.00           0.00
Interest Distribution                   448,239.76     71,892.83     303,204.18
  Total Distribution                 10,025,636.37     71,892.83     303,204.18


                                       Class M-1      Class M-2      Class B
Principal Distribution Amount                $0.00         $0.00          $0.00
Extra Principal Distribution (O/C)            0.00          0.00           0.00
Interest Distribution                    76,222.10     67,964.73      57,619.00
  Total Distribution                    $76,222.10    $67,964.73     $57,619.00


                                       Class A-4      Class A-5       Total
Principal Distribution Amount                $0.00         $0.00   8,674,752.61
Extra Principal Distribution (O/C)            0.00          0.00     902,644.00
Interest Distribution                   121,532.78    129,972.47   1,276,647.85
  Total Distribution                    121,532.78    129,972.47  10,854,044.46

SERVICING FEES               0.50%      $95,811.97

LATE FEES                                $7,776.97
EXTENSION FEES                               $0.00


MONTHLY ADVANCE INTEREST

Beginning Monthly Advance Amount       $407,233.65
Monthly Amount Advanced                ($21,415.22)
Ending Monthly Advance Amount          $385,818.43


DELINQUENCY INFORMATION                             Delinq. Percent
      Days Delinquent       Number   Actual Balance of Principal Balance
           31-59               14     1,037,269.27       0.46877%
           60-89                5       348,913.94       0.15768%
         90 or more             1        77,879.98       0.03520%
      Total Delinquent         20     1,464,063.19       0.66165%
Incl. Repo Inventory           20     1,464,063.19       0.66165%

                                                     Cumulative     Cumulative
REPOSSESSION INFORMATION                                Units        Balance
                            Number   Actual Balance    To Date       To Date
BOP Repossessions               0            $0.00
Plus Repossessions In Month     0             0.00             0           0.00
Less Liquidations               0             0.00             0           0.00
EOP Repossessions               0            $0.00             0          $0.00

REPURCHASES
                                         Number     Actual Balance
Contracts Repurchased or Replaced            $0.00         $0.00
Eligible Substitute Contracts                    0          0.00
Difference Paid by Servicer                      0         $0.00


LOSSES
                     Feb-98
                            Units       Dollars
Realized Losses              0.00            $0.00
Cumulative Realized Losses   0.00            $0.00          0.00%

Loss Expenses                0.00            $0.00
Cumulative Loss Expenses     0.00            $0.00

Class R Distribution                         $0.00

DETERMINATION OF STEPDOWN DATE
The Later to occur of                     Mar-2001  Date not reached
     OR
Ending Prin Bal of Subordinate Certs.  32884000.00
Ending Overcollateralization Amount     1154442.41
                                  x    34038442.41
Total Ending Principal Balance    y   221273965.31
Senior Enhancement Percentage     x/y        15.38%
Senior Specified Enhancement %               32.00% Enhancement > Required

Stepdown Determined by Calculation      03/16/2001


DETERMINATION OF TARGETED OVERCOLLATERALIZATION
AMOUNT
Prior to Stepdown Date?                   Yes
Target Overcollateralization Amount           2.00%

Calculation:
The Lesser x or y below
     The Greater of the following
 2% of Original Pool Prin Balance x1  4,697,700.00
 4% of Current Pool Prin Balance  x2  8,850,958.61

          x =                     (x) 8,850,958.61
          y =                     (y) 1,174,425.00

The Lesser of x or y                  1,174,425.00

Required Overcollateralization Amt    4,697,700.00
Current Overcollateralization Amt     1,154,442.41

Overcollateralization Release Amount      None


LOSS TRIGGER EVENT
Loss Trigger Event Test                       1.30%
Cum. Realized Losses as % of Original         0.00%

Loss Trigger Event?                        No

DETERMINATION OF TRIGGER EVENT
6 Mo. Roll. Avg of 60+ Day Delinq (x)
1/2 the Senior Enhancement %      (y)         7.69%
If x > y, Trigger Event                    No

Weighted Average Maturity
Weighted Average Loan Rate

ASSOCIATES HOME EQUITY SERVICES
MONTHLY SERVICING REPORT - 1998-1
        Mar-98

1.                 Principal                         Interest
                 Distributable                    Distributable
                    Amount                            Amount
   Class A-1          $110.7982 (  $9,577,396.61 )      $5.1856 ( $448,239.76 )
   Class A-2            $0.0000 (          $0.00 )      $5.3250 (  $71,892.83 )
   Class A-3            $0.0000 (          $0.00 )      $5.3167 ( $303,204.18 )
   Class A-4            $0.0000 (          $0.00 )      $5.6417 ( $121,532.78 )
   Class A-5            $0.0000 (          $0.00 )      $5.5333 ( $129,972.47 )
   Class M-1            $0.0000 (          $0.00 )      $5.9000 (  $76,222.10 )
   Class M-2            $0.0000 (          $0.00 )      $6.0917 (  $67,964.73 )
   Class B-1            $0.0000 (          $0.00 )      $6.5417 (  $57,619.00 )


2. Liquidation Loss Amount                                 None
   Liquidation Loss Interest Amount                        None
   Unpaid Liquidation Loss Interest Shortfall              None
   Unpaid Certificate Principal Shortfall                  None



3. Certificate Principal Balances after distribution on             15-Apr-98

                 Initial Cert      Ending Cert         Pool
               Principal Balance Principal Balance    Factor
   Class A-1     $86,440,000.00   $71,674,522.90      $0.829182
   Class A-2     $13,501,000.00   $13,501,000.00      $1.000000
   Class A-3     $57,029,000.00   $57,029,000.00      $1.000000
   Class A-4     $21,542,000.00   $21,542,000.00      $1.000000
   Class A-5     $23,489,000.00   $23,489,000.00      $1.000000
   Class M-1     $12,919,000.00   $12,919,000.00      $1.000000
   Class M-2     $11,157,000.00   $11,157,000.00      $1.000000
   Class B-1      $8,808,000.00    $8,808,000.00      $1.000000
   Pool Balance $234,885,000.00  $220,119,522.90      $0.937137

4. Adjusted Certificate Principal Balance after allocation of
   Liquidation Loss Amounts on          04/15/98 :
                                    Principal
                                     Balance
   Class M-1                      $12,919,000.00
   Class M-2                      $11,157,000.00
   Class B                         $8,808,000.00

5. Delinquent Contracts
                                                      Actual
   Days Delinquent                    Number         Balance      Percentage
   31-59                                      14  $1,037,269.27       0.46877%
   60-89                                       5    $348,913.94       0.15768%
   90 or more                                  1     $77,879.98       0.03520%
   Total Delinquent                           20  $1,464,063.19       0.66165%
   Memo: Including Repo Inventory             20  $1,464,063.19       0.66165%

                                    Number of         Actual
6. Repossession Information           Units          Balance
   BOP Repossessions                           0          $0.00
   Plus Repossessions In Month                 0          $0.00
   Less Liquidations                           0          $0.00
   EOP Repossessions                           0          $0.00

7. Fees Paid to the Servicer
   Servicing Fees                     $95,811.97
   Late Fees                            7,776.97
   Extension Fees                           0.00

Associates Home Equity Loan Trust 1998-1
Trustee Payment Reconciliation
             03/31/98


   AVAILABLE FUNDS                      PAYMENTS BY THE TRUSTEE

Principal Received     $8,917,847.44  Class A-1 Principal          8,674,752.61
Defaulted Principal     ($243,094.83) Extra Principal Distribution   902,644.00
Collected Interest      2,032,008.99
Advanced Interest         (21,415.22) Class A-1 Interest             448,239.76
Extension Fees                  0.00  Class A-2 Interest              71,892.83
Late Charges                7,776.97  Class A-3 Interest             303,204.18
                                      Class A-4 Interest             121,532.78
Total Available Funds $10,693,123.35  Class A-5 Interest             129,972.47
                                      Class M-1 Interest              76,222.10
                                      Class M-2 Interest              67,964.73
                                      Class B Interest                57,619.00
                                      Total Interest               1,276,647.85

                                      Certificate Payments        10,854,044.46

                                      Net Payment to Trustee      10,854,044.46

                                      Memo: Reconciliation
                                      Plus: Defaulted Principal     (243,094.83)
                                      Plus: Class R Dist                   0.00
                                      Plus: Advanced Interest        (21,415.22)
                                      Plus: Servicer Fee              95,811.97
                                      Plus: Late/Extension Fees        7,776.97

                                      Total Available Funds       10,693,123.35

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                Associates Home Equity Loan Trust 1998-1

                By: ASSOCIATES HOME EQUITY SERVICES, INC., as Servicer


                                /s/ Marvin T. Runyon
                                Name:  Marvin T. Runyon, III
                                Title: Senior Vice President


Dated:          March 31, 1998